Other Receivables	6 Months Ended
Jun. 30, 2022
Disclosure Of Other Receivablestext Block Abstract
OTHER RECEIVABLES
8.	OTHER RECEIVABLES

		As at June 30, 2022	As at December 31, 2021
		(Unaudited)
Cash management systems	(a)	$188,047	$-
Cash advance to a third party vendor	(b)	828,173	-
Cash advances to unrelated third parties	(c)	2,130,628	-
Impairment provision for other receivables	(c)	(2,130,628)	-
		$1,016,220	$-

(a)	On March 2, 2022, GF Cash (CIT) entered into a technical service agreement with Cash Processing Solutions Limited (“CPS”), a third -party vendor to develop a set of cash management systems for the Company’s CIT, ATM Management and CPC operations (“IMC project”). The contract sum was THB21,256,800 (approximately $0.6 million), in which $188,047 was paid during the six months ended June 30, 2022. The IMC project was terminated on July 1, 2022 due to the unsatisfactory performance by CPS during the development. GF Cash (CIT) is in the process of claiming back the amount paid to CPS.

(b)	The cash advance to third party vendors was arisen from the acquisitions through business combinations. Beijing Wanjia made a business advance to Beijing Security System Emergency Maintenance Service Center (“北京安防系统紧急维修维护服务中心”) for operational purposes.

(c)

The cash advances to unrelated third parties and the impairment provision for other receivables arose from the acquisitions through business combinations. The Company made a full provision on the cash advances to unrelated third parties as this balance is expected to be uncollectible. No additional impairment provision for other receivables was recorded for the six months ended June 30, 2022 and 2021.